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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 10, 2002

SAKS INCORPORATED
(Exact name of registrant as specified in its charter)

TENNESSEE (State or other jurisdiction of incorporation)	1-13113 (Commission File Number)	62-0331040 (IRS Employer Identification No.)
750 Lakeshore Parkway Birmingham, Alabama (Address of principal executive offices)	35211 (Zip Code)

Registrant's telephone number, including area code:   (205) 940-4000

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Item 5.    Other Events.

            On October 10, 2002, Saks Incorporated announced sales for the five weeks ended October 5, 2002 compared to the five weeks ended October 6, 2001.  The October 10, 2002 news release is incorporated herein by reference and is attached hereto as Exhibit 99.

Item 7.    Financial Statements and Exhibits.

                (c)    Exhibits

Exhibit	Description of Document
99	October 10, 2002 news release announcing sales for the five weeks ended October 5, 2002.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: October 10, 2002	/s/ Douglas E. Coltharp Douglas E. Coltharp Executive Vice President and Chief Financial Officer